© 2009 Guidance Software, Inc.  All Rights Reserved.
The Leader in eDiscovery
and Digital Investigations
RBC Capital Markets
2009 Technology, Media & Communications Conference
NASDAQ: GUID
June 2009
Exhibit 99.01

© 2009 Guidance Software, Inc.  All Rights Reserved.
P   A   G   E        1
Forward Looking Statements
This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the
Private Securities Litigation Reform Act of 1995.
Investors are cautioned that forward-looking statements in this presentation involve risks and uncertainties that could cause actual results to differ materially from current expectations.
There can be no assurance that demand for the company's products will continue at current or greater levels, or that the company will continue to grow revenues, or be profitable.
There are also risks that:
the company's pursuit of providing network security and eDiscovery technology might not be successful, or that if successful, it will not materially enhance the company's financial performance;
the company could fail to retain key employees;
changes in customer requirements and other general economic and political uncertainties could impact the company's relationship with its customers;
delays in product development, competitive pressures or technical difficulties could impact timely delivery of next-generation products;
and other risks and uncertainties that are described from time to time in Guidance Software's periodic reports and registration statements filed with the Securities and Exchange Commission.
The company specifically disclaims any responsibility for updating these forward-looking statements.

© 2009 Guidance Software, Inc.  All Rights Reserved.
P   A   G   E        2
Guidance Software
The World Leader in Digital Investigations
Large, Global Customer Base
Over 30,000 users of EnCase
®
Forensic worldwide
Over 650 customers of EnCase
®
Enterprise including:
—
50% of the Fortune 100 and nearly 25% of the Fortune 500
—
Over 150 EnCase
®
eDiscovery customers
—
Deployed on millions of desktops, laptops, and servers
Global government agencies including:
—
FBI, DOJ, SEC, DOD, NATO, UK Foreign & Commonwealth Office, others of significance
The Leading Court-Validated Technology
Used in hundreds of thousands of cases worldwide
Mentioned by name in over 70 published court cases
Validated under Daubert/Frye
—
Courts have taken judicial notice of the validity of EnCase software
World-Class Training Program
Over 6,000 corporate, law enforcement & government professionals trained annually
Industry esteemed EnCE
®
(EnCase Certified Examiner) training certification
Top-Ranked Professional Services Organization
“Top 5” eDiscovery Software & Services Provider in Socha-Gelbmann survey

© 2009 Guidance Software, Inc.  All Rights Reserved.
P   A   G   E        3
Guidance Software
Opportunities and Drivers for Growth
eDiscovery Market entering shift from Services to Software
Rapid ROI to Customers
Implementation is weeks, not months or years
ROI realized on first cases and investigations
Immediate operating cost reductions in Legal and IT
Flexible pricing to meet customer needs and economic realities
Perpetual pricing – Buy it once and pay ongoing maintenance
Pay-Per-Use pricing – Pay per case with no upfront license fee
New Product Introductions during 2009
EnCase
®
Legal Hold (Q2 Release) – extends our eDiscovery value proposition
EnCase
®
Portable (Q3 Release) – opens up an entire new segment of users
EnCase
®
Cybersecurity (Q3 Release) – address #1 customer concern: the unknown threat

© 2009 Guidance Software, Inc.  All Rights Reserved.
P   A   G   E        4
The EnCase ® Enterprise Platform
and Add-on Products
“Guidance
“Guidance Software’s solution addresses virtually every
aspect of eDiscovery
and information security.”
Litigation Counsel, Dell

© 2009 Guidance Software, Inc. All Rights Reserved. P A G E 5 EnCase ® eDiscovery and Legal Hold Expanding the EnCase eDiscovery platform

© 2009 Guidance Software, Inc.  All Rights Reserved.
P   A   G   E        6
Product Leadership
Key EnCase® Features
Automated search, identification, collection, preservation, and processing
Does not alter metadata – preserves it in Evidence Files throughout the electronic discovery process
Maintains control of ESI and chain of custody
Push-button load file creation for leading review platforms
Distributed architecture for fastest response
No upfront indexing
Leverages laptops, desktops, and servers across the network
Highly scalable enterprise solution
Operates across network from central location
Non-intrusive to custodians, works without business interruption
Connectors to leading ECM solutions

© 2009 Guidance Software, Inc.  All Rights Reserved.
P   A   G   E        7
Product Leadership
Key EnCase® Features
EnCase Evidence File is the standard preservation / authentication mechanism for digital evidence
Integrated solution – from “Legal Hold to Load File” –
provides speed and cost advantages
Foreign language support
For example, searches can be run with a mix of English and Asian language key words in the same search expression
Leverages a common platform for enterprise digital investigations

© 2009 Guidance Software, Inc.  All Rights Reserved.
P   A   G   E        8
EnCase ® eDiscovery
Pay-Per-Use Overview and Key Benefits
What is Pay-Per-Use?
EnCase eDiscovery paid for on a usage basis
Installed behind the firewall – same software used by perpetual license customers
Key Benefits
Low upfront cost – pay upfront only for training and implementation
Cost is based on actual usage – data searched, collected, processed, and delivered as load files – with monthly bills per case
Use operating, rather than capital, budgets
Facilitates internal charge-backs
Possible insurance reimbursement

© 2009 Guidance Software, Inc.  All Rights Reserved.
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EnCase ® Legal Hold
Browser-based GUI
Provides notification of a Legal Hold to custodians
Create customized, case-related interview style questions for custodians
Receives, compiles, and analyzes text-based answers from a custodian
Schedules and sends recurring notifications
To remind custodians they are subject to the Legal Hold
To custodians who have not yet submitted their answers
Full audit trail to monitor and enforce legal hold compliance
Provides lawyers / paralegals ability to review all cases, custodians, data collections, data processing, etc.

© 2009 Guidance Software, Inc.  All Rights Reserved.
P   A   G   E        10
EnCase
®
Portable Benefits
Provides automated forensic evidence search and acquisition capabilities from a thumb drive
Enables users to search and collect data when
—
Target systems cannot be transported to a lab environment
—
Ultra portability is needed; transporting laptops with EnCase Forensic to the collection site is not possible
—
Acquisition on multiple systems simultaneously with laptops is cost prohibitive
—
Experienced personnel cannot be used for the collection of evidence
Ease of Use – Novice computer user can be trained on the use of EnCase® Portable in a matter of minutes
All in One Solution – EnCase® Portable is ready to use out of the box, just plug in and collect
Ultra-portability –
Everything needed fits in small case, take it anywhere
Stealth Operation –
Search and Collect without leaving a trace you were ever there
Power of EnCase® - Data collected with EnCase® Portable is stored in the forensically sound, court validated EnCase® Logical Evidence File (LEF) format

© 2009 Guidance Software, Inc.  All Rights Reserved.
P   A   G   E        11
EnCase
®
Portable: Use Cases
Law Enforcement - enable non-forensic experts in remote locations to collect evidence and send to regional lab for analysis
Parole Officers - can collecting internet history and email artifacts to ensure parolees are complying with the terms of their parole
Field Operatives - military personnel in hostile operating areas can rapidly collect potential intelligence data from computer systems found in the execution of patrols
Law Firms - can assign collection duties to paralegals without the need to train them to be forensic experts
Corporations - can assign collection jobs to novice personnel anywhere in the world

© 2009 Guidance Software, Inc.  All Rights Reserved.
P   A   G   E        12
EnCase
®
Cybersecurity
Value Proposition
Proactively audit for sensitive data and
recover from classified spillage
Proactively identify and recover from covert threats
Determine threat level of endpoints
Analyze process code
Remediate registry entries, files, processes
Identify malware, even if it changes
Triage incidents across worldwide networks
Combat insider threats
Maintain endpoints in a trusted state
Ensure compliance with government configuration standards

© 2009 Guidance Software, Inc.  All Rights Reserved.
P   A   G   E        13
Summary
EnCase Enterprise + EnCase eDiscovery = Fast ROI for Customer
eDiscovery and Forensic investigation leader
Customers are just starting to transition from expensive services-based offerings to technology / software solutions
New Product Offerings expand reach
EnCase
®
Legal Hold
EnCase
®
Portable
Encase
®
Cybersecurity

© 2009 Guidance Software, Inc. All Rights Reserved. P A G E 14 Financial Information

© 2009 Guidance Software, Inc.  All Rights Reserved.
P   A   G   E        15
Q1 2009 Financial Results
Q1 Results $18.7 million Total Revenue, 14% year over year decline
Tough economic environment after record Q3 and Q4 2008
$0.14 Q1 EPS Loss, excluding share-based compensation
Initiated cost reduction measures beginning of Q2
Customers 21 New EnCase ® Enterprise customers in Q1 (vs 17 in prior year)
26 New EnCase ® eDiscovery customers in Q1 (vs 8 in prior year)
21 New Pay-Per-Use eDiscovery customers in Q1
Customer acquisition in 2008 was strong with 112 Enterprise and
60 new eDiscovery customers
Balance Sheet $37.0 million in cash
No debt
DSOs 83 days – 8 day improvement over Q4 2008
$31.1 million in deferred revenues

© 2009 Guidance Software, Inc.  All Rights Reserved.
P   A   G   E        16
Annual Revenue Growth
0
10
20
30
40
50
60
70
80
90
100
2004 2005 2006 2007 2008
($ in M)
$27.6
$39.5
$55.9
$78.9
$91.5
$11.8
$15.8
$16.4
$23.1
$32.6
$23.3
$27.2
$9.8
$16.3
$20.2
Product Revenue
Consulting, Training, &
Maintenance Revenue
Deferred Revenue
$44.3
$34.6
$33.3
$43.2
$48.3

© 2009 Guidance Software, Inc.  All Rights Reserved.
P   A   G   E        17
Quarterly Revenue Growth
2004 2006 2005
Product Revenue
Consulting, Training & Maintenance Revenue
2007
($ in M)
$5.0
$5.0
$6.5
$6.5
$7.5
$7.5
$8.5
$8.5
$7.8
$7.8
$9.0
$9.0
$10.3
$10.3
$12.4
$12.4
$11.
2
$11.
2
$12.9
$12.9
$14.8
$14.8
$17.0
$17.0
$17.6
$17.6
$18.5
$18.5
$20.3
$20.3
$22.5
$22.5
2008
$21.7
$21.7
$21.5
$21.5
$23.1
$23.1
$25.2
$25.2
2009
$18.7
$18.7

© 2009 Guidance Software, Inc.  All Rights Reserved.
P   A   G   E        18
Revenue Composition
Fiscal Year 2008
Total Company Revenue
By Geography
Total Company Revenue
By Geography
Enterprise License Revenue
By Industry
Enterprise License Revenue
By Industry
Public Sector
(State & Local,
Federal, & Foreign
Government)
26%
Media
High Tech
Telecomm
11%
Energy &
Utilities 4%
Automotive &
Transportation
2%
Biotech
Health Care
Pharmaceuticals
6%
Retail &
Consumer Products
15%
Other
5%
US
79%
Europe
14%
Asia
5%
Other
2%
Industrials &
Manufacturing
12%
Education
< 1%
Insurance
6%
Banking &
Financials
13%

© 2009 Guidance Software, Inc.  All Rights Reserved.
P   A   G   E        19
Operating Model
Revenues:
Q4 2008 2 – 3 Years
Product 56% 55 - 60%
EnCase Enterprise  41%
EnCase Forensic  15%
Services and Maintenance 44% 40 - 45%
Professional Services 12%
Training  10%
Maintenance  22%
100% 100%
Gross Margin 75.8% 75 - 78%
Operating Expenses:
Product Development 12.7% 13 - 15%
Sales and Marketing 37.5% 33 - 35%
General and Administrative 17.1% 12 - 14%
Depreciation and Amortization 4.1% 4 - 5%
Operating Margin 4.4% 10 - 14%
(Excludes share-based compensation)

© 2009 Guidance Software, Inc. All Rights Reserved. P A G E 20